SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  January 28, 2000




                                ITEX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



NEVADA                               0-18275                         93-02292994
--------------------------------------------------------------------------------
(State or other                    (Commission              (I.R.S. Employer
 jurisdiction                      File Number)             Identification No.)
 of incorporation)



10300 S.W. Greenburg Road, Suite 370. Portland, OR                      97223
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (503) 244-4673
                                                  ------------------------------






            (Former name or address, if changed since last report.)

        ITEM 2. Acquisition or Disposition of Assets

         On January 18, 2000, ITEX Corporation, a Nevada corporation (the "Company") closed an Asset Purchase Agreement with TAHO Enterprises, Inc., a Massachusetts corporation ("TAHO"), whereby TAHO acquired the assets of BXI Corporation, a Nevada corporation ("BXI"). BXI is a wholly owned subsidiary of IME, Inc., a Nevada corporation ("IME") which is wholly owned by the Company.

         The assets disposed of (the "Assets") consist of all of the assets, properties, and businesses of BXI Corporation of every kind, character and description, whether tangible, intangible, real, personal or mixed, and wherever located and used in the operation of the BXI Trade Exchange, including (but not limited to); all of the goodwill; trade names of BXI and any variations thereof, including BX International Inc., Business Exchange International, BXI Trade Exchange; all computer code, passwords and related materials concerning BXI.cc and BXIcorp.com; barter memberships; Client lists; Client Contracts; Broker Contracts; Bank Accounts; Leases; leasehold improvements; furniture, fixtures and equipment; vehicles; Inventories; Accounts Receivable; Books and Records; Prepaid Expenses; Licenses and Permits; Intangibles; and all other assets, properties or rights of BXI Corporation of any kind, character or description owned, used or held for use (whether or not exclusively) in connection with BXI Corporation's business, including commercial agreements and other liabilities specifically assumed by TAHO.

         The following summarizes the material terms of the disposition.

         The Assets were acquired by TAHO for the sum of $4,000,000.00 which was paid in cash. The amount of consideration received for the assets was negotiated based upon the number of clients and brokers of the BXI Trade Exchange, the volume of trade business engaged in by those clients and brokers and the amount of cash and trade revenue generated to BXI on account of such trade business.

         The acquirer of the Assets is TAHO Enterprises, Inc. , a Massachusetts corporation, whose address is P.O. Box 69, Newton Centre, MA 02459. There is no material relationship between TAHO and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

 (c)  Exhibits

Exhibit                               S.E.C. Ref. No.                   Location
-------                               ---------------                   --------
Asset Purchase Agreement by and             10                          Attached
among the Company, IME, BXI and TAHO
(w/o Exhibits thereto)
                                   Signatures

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of January, 2000

                         ITEX Corporation

                         By: /s/ Collins M. Christensen
                            ---------------------------
                            Title:  President and Chief Executive Officer